SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

May 14, 2004

Date of Report (Date of earliest event reported)

M-Wave, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-45499	36-3809819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Industrial Drive, West Chicago, Illinois 60185

(Address of principal executive offices) (Zip Code)

(630) 562-5550

(Registrant's telephone number)

Item 5. Other Events

Press release attached regarding amendment of the Registrant's Consulting Agreement with Credit Support International, LLC and appointment of Jim Mayer as Chief Financial and Administrative Officer of the Registrant.

SIGNATURE Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
M-WAVE, INC.
Date: May 13, 2004	By: /s/ JIM MAYER

Name: Jim Mayer Title: Chief Financial & Administrative Officer

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION

99.7	Press Release on Management Changes